Franklin BSP Realty Trust Second Quarter 2026 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S 2 Important Information The information herein relates to the Company’s business and financial information as of June 30, 2026 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. For a discussion of these risks, see the section entitled “Risk Factors” in our Annual Report on Form 10- K filed with the SEC on February 25, 2026, and the risk disclosures in our subsequent periodic reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 2Q 2026 Financial Update

B E N E F I T S T R E E T P A R T N E R S 4 2Q 2026 Highlights 1. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units in FBRT OP LLC, our operating partnership (“OP Units”), along with full vesting of our outstanding equity compensation awards. 2. Please see appendix for GAAP net income to Distributable Earnings calculation. 3. Excludes the impact of accumulated depreciation and amortization of real property and includes the impact of the fair value of our MSRs over their carrying value. Please see appendix for GAAP book value to adjusted book value calculation. 4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines. FBRT 2Q 2026 Financial Update Earnings • GAAP Net Income of $16.3 million or $0.12 per diluted common share or $0.13 per fully converted share (1) • Distributable Earnings before realized losses (2) of $30.2 million or $0.28 per fully converted share (1) • Distributable Earnings (2) of $28.3 million or $0.25 per fully converted share (1) • Declared a 2Q 2026 cash dividend of $0.20 per share, representing an annualized yield of 5.6% on fully converted book value per share (1) Capitalization • Fully converted book value per share is $14.24 vs. $14.18 in Q1 2026 (1). Adjusted fully converted book value per share is $14.74 vs. $14.58 in Q1 2026 (1) (3) • Net debt to equity is 2.6x; recourse net debt to equity is 0.7x • 79% of financing sources are non-mark-to-market on our core book • $797 million of liquidity of which $136 million is cash and $78 million is CLO reinvest/ramp available (4) • Repurchased $16.0 million of common stock with a weighted average price of $8.70, which resulted in $0.11 of accretion to fully converted book value per share (1) Investments • Core Portfolio: Principal balance totaled $4.3 billion following $458 million of loan repayments, with $167 million of new loan commitments and $248 million of total fundings during the quarter • Agency Business: Originated $399 million of new loan commitments under programs with Fannie Mae, Freddie Mac, and HUD Portfolio • Core Portfolio of 172 CRE loans and $4.3 billion of principal balance, average size of $25 million and 80% multifamily. One asset was removed from the watch list. 12 assets remain on the watch list, five of which are risk rated a five and seven of which are risk rated a four • REO portfolio of six foreclosure positions (vs. six in Q1 2026) totaling $199 million and one investment real estate owned position of $115 million

FBRT 2Q 2026 Financial Update

Financial Highlights

Income Statement	
Net interest income [1]	$29.3
Operating expenses [1], [2]	(15.0)
(Provision) / Benefit for credit loss [1]	(5.2)
NewPoint net income (loss)	(3.1)
Other income/(loss) [1]	10.3
GAAP net income (loss)	**$16.3**
NewPoint adjustments to GAAP net income (loss) [3]	10.5
Other adjustments to GAAP net income (loss) [3]	3.4
Distributable Earnings before realized gain/(loss) [3]	**$30.2**
Realized gain/(loss) adjustments to GAAP net income (loss) [3]	(1.9)
Distributable Earnings [3]	**$28.3**
GAAP net income (loss) per share, fully converted [4]	$0.13
GAAP return on common equity	3.3%
GAAP dividend coverage, fully converted [3], [4]	63.4%
Distributable Earnings per share before realized gain/(loss), fully converted [3], [4]	**$0.28**
Distributable Earnings return on common equity before realized gain/(loss) [3]	**7.8%**
Distributable Earnings dividend coverage before realized gain/(loss), fully converted [3], [4]	**137.7%**
Distributable Earnings per share, fully converted [3], [4]	**$0.25**
Distributable Earnings return on common equity [3]	**7.2%**
Distributable Earnings dividend coverage, fully converted [3], [4]	**127.4%**
Dividend per share	$0.200
Dividend per share yield on book value	5.6%

Balance Sheet - Assets (End of Quarter)	
Total core portfolio	$4,275.1
Variable interest entities assets, at fair value	544.0
Loans held-for-sale	251.8
Total real estate securities	187.2
Mortgage servicing rights	205.5
Cash and restricted cash	155.0
Real estate owned	317.5
Other assets	447.7
Total assets	**$6,383.8**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	$2,943.6
Warehouse - Core	559.0
Warehouse - NewPoint	243.4
Repo - securities	196.5
Asset specific financings	37.1
Unsecured debt	185.9
Total debt	**$4,165.5**
Preferred equity [5]	348.5
Common stock/retained earnings [6]	1,200.7
Total equity [5], [6]	**$1,549.2**
Book value per share, fully converted [4]	**$14.24**
Net debt/total equity	**2.60x**
Net debt/total equity ex. NewPoint	**2.44x**
Recourse net debt/total equity	**0.70x**

Note: All numbers in millions except per share and share data.

1. Excludes NewPoint.
2. Does not include real estate owned operating income which is reported under Other income / (loss).
3. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
4. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards.
5. Includes $90 million of preferred equity that converts to common equity on 1/21/28, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
6. Includes non-controlling interest.

BENEFIT STREET PARTNERS 5

B E N E F I T S T R E E T P A R T N E R S 6 $26.7 $17.9 $13.5 $28.3 3Q'25 4Q'25 1Q'26 2Q'26 $25.9 (2) $28.4 (2) $27.7 (2) $30.2 (2) Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Distributable earnings before realized gain/(loss). 3. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards. FBRT 2Q 2026 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M) $17.6 $18.4 $12.3 $16.3 3Q'25 4Q'25 1Q'26 2Q'26 3Q'25 4Q'25 1Q'26 2Q'26 $0.355 $0.355 $0.200 $0.200 Dividend per share $0.22 $0.12 $0.09 $0.25 Distributable earnings per share, fully converted (1), (3) $0.23 $0.22 $0.22 $0.28 Distributable earnings per share before realized gain/(loss), fully converted (1), (3) 61% 34% 45% 127% Distributable dividend coverage, fully converted (1), (3) 66% 63% 110% 138% Distributable dividend coverage before realized gain/(loss), fully converted (1), (3)

B E N E F I T S T R E E T P A R T N E R S 7 Core Net Fundings Note: All numbers in millions. 1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization. 2. Includes REO related charge-offs. FBRT 2Q 2026 Financial Update 2Q 2026 ($M) YTD 2026 ($M) $165 $84 ($458) $4,609 ($57) $4,343 1Q26 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments¹ REO/ Foreclosures² 2Q26 Loans Outstanding $627 $117 ($780) ($57) $4,436 $4,343 4Q25 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments¹ REO/ Foreclosures² 2Q26 Loans Outstanding Total Commitment of $635M Total Commitment of $167M

B E N E F I T S T R E E T P A R T N E R S 8 Capitalization Overview 1. On our core book (excluding repo-securities and NewPoint), 79% of financings are non-mark-to-market. 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 2Q 2026 Financial Update Financing Sources (1) Net Leverage (2) Average cost of debt, including financing costs, was 6.2% in 2Q26 vs. 6.0% in 1Q26 Collateralized Loan Obligations, 71% Warehouse, 19% Unsecured Debt, 4% Repo - Securities, 5% Asset Specific Financings, 1% 0.70x 2.60x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S 9 Financing Lines 1. Outstanding balance as of June 30, 2026 and net of tranches held by FBRT. 2. Cost of debt is shown before discount and transaction costs. 3. Capacity for loans. Excludes bond repurchase agreements. FBRT 2Q 2026 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2023-FL10 $356 million Ended S + 2.92% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% BSPRT 2025-FL12 $947 million 5/8/28 S + 1.61% BSPRT 2026-FL13 $778 million 11/10/28 S + 1.76% Total $2,967 million CLO reinvestment available $78 million Repo – Securities (outstanding) $197 million Name Capacity (3) JP Morgan $750 million Barclays (Warehouse) $500 million Atlas SP Partners $350 million Wells Fargo $250 million Morgan Stanley $150 million Barclays (Secured Revolver) $100 million BAML Line of Credit (NewPoint) $450 million Fifth Third Warehouse Line of Credit (NewPoint) $400 million Fifth Third Line of Credit (NewPoint) $125 million JPM Line of Credit (NewPoint) $700 million PNC Line of Credit (NewPoint) $500 million ASAP Line of Credit (NewPoint) $100 million Total $4,375 million

FBRT 2Q 2026 Financial Update

Liquidity

Liquidity ($M)


$136
$78
$583
$797
Unrestricted Cash
CLO Reinvestment Available
Financing Available & In Progress[1]
Total Liquidity

1. Represents cash available at 6/30/2026 that we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS 10

B E N E F I T S T R E E T P A R T N E R S 11 Income Statement (QTD) Volume UPB Count Net interest income $0.6 Q2 2026 Total $398.8 20 Gain / (loss) on sales 9.7 Mortgage servicing rights 3.9 Mortgage servicing rights amortization, impairments & payoffs (11.3) Servicing and ancillary fees 12.4 Servicing interest on escrows 8.0 Other income 1.2 Total Revenues $24.5 Operating expenses (28.9) Taxes 3.2 All other (1.9) GAAP net income (loss) ($3.1) Mortgage servicing rights (3.9) Mortgage servicing rights amortization, impairments & payoffs 11.3 Fair value adjustments on equity investments (0.3) Other adjustments 3.4 Distributable Earnings $7.4 ROE GAAP return on equity (1) (3.0%) Distributable Earnings return on equity (1) 7.2% NewPoint Financial Highlights Note: All numbers in millions. 1. Based on final purchase price of $410 million. FBRT 2Q 2026 Financial Update

B E N E F I T S T R E E T P A R T N E R S 12 MSR Rollforward MSR Value on Commitments (1) Total MSR Value Ending balance at 3/31 $211.9 $5.8 $217.7 OMSR - new commitments - 3.9 3.9 OMSR - moved at settlement 4.9 (4.9) - Amortization, impairments & payoffs (11.3) - (11.3) Ending Balance at 6/30 $205.5 $4.8 $210.3 Servicing Book Rollforward Product Type 3/31 UPB Change 6/30 UPB Fannie $7,937 ($2) $7,935 Freddie 8,877 197 9,074 Ginnie 5,205 63 5,268 Bridge 422 (21) 401 Affordable 448 33 481 Benefit Street Partners (2) 10,025 884 10,909 Private Label 25,216 554 25,770 Total $58,130 $1,708 $59,838 Agency/FHA $22,019 $258 $22,277 Other $36,111 $1,450 $37,561 NewPoint MSR & Servicing Book Note: All numbers in millions. 1. Included in commercial mortgage loans held for sale and derivative instruments on the balance sheet. 2. Represents the bridge book serviced for the Company's affiliates, including $4.6 billion of the $10.9 billion serviced for a wholly owned subsidiary; related revenue is eliminated in consolidation. FBRT 2Q 2026 Financial Update

Portfolio

B E N E F I T S T R E E T P A R T N E R S 14 Post-Rate Hike, 77% Pre-Rate Hike, 23% Senior, 99% Mezzanine, 1% Floating, 90% Fixed, 10% Multifamily, 80% Hospitality, 10% Industrial, 6% Office, 1% Other, 3% Texas, 27% Florida, 15% North Carolina, 14% Various, 8% Georgia, 7% New York, 5% Arizona, 3% South Carolina, 3% All Other, 18% Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination. 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender. 3. Five risk rated 5 and four risk rated 4. Portfolio $4.3B total portfolio; 64.2% WA LTV (1) Portfolio Summary Rate Type Collateral Summary Collateral by Vintage Collateral by State 161 senior loans; average UPB (2) of $27M 11 mezzanine loans; average UPB (2) of $5M 9 non-performing loans (3) Portfolio Overview

B E N E F I T S T R E E T P A R T N E R S 15 Southeast, 71% Various, 12% Mideast, 9% Southwest, 4% Far West, 4% Multifamily, 78% Mixed Use, 22% North Carolina, 64% Various, 12% New Jersey, 9% Georgia, 7% Texas, 4% Washington, 4% By Region By State 9 loans; $167 million total commitment ($165 million of initial funding / $2 million of future funding) 2.38% weighted average spread (1); 6.03% all-in coupon (2) 1.0% and 0.1% weighted average origination and exit fees, respectively By Collateral Core Originations in the Quarter Portfolio Overview Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. Represents the Year 1 weighted average spread. The weighted average spread will increase to 2.48% in Year 2, reflecting one loan’s rate increase to SOFR + 2.25%. 2. All-in coupon based on 6/30/26 SOFR indices.

Portfolio

Core Portfolio - Watch List Loans (Risk Rating 4&5)

Investment	Loan Type	Investment Date	Default Date	Non-Performing	Collateral	Loan Purpose	Location	Loan Risk Rating
456-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	Q1 2026	Yes	Multifamily	Acquisition	Durham, NC	5
276-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	Q1 2026	Yes	Multifamily	Acquisition	Charlotte, NC	5
184-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	None	Yes	Multifamily	Acquisition	Glendale, AZ	5
344-Unit Apartment Community	Floating Rate Senior Loan	Q4 2022	None	Yes	Multifamily	Acquisition	San Antonio, TX	5
Suburban Office Park	Floating Rate Senior Loan	Q4 2019	None	Yes	Office	Acquisition	Alpharetta, GA	5
848-Unit Apartment Community	Floating Rate Senior Loan	Q1 2021	Q2 2026	Yes	Multifamily	Acquisition	Garland, TX	4
352-Unit Apartment Community	Floating Rate Senior Loan	Q1 2024	None	No	Multifamily	Acquisition	San Antonio, TX	4
172-Unit Apartment Community	Floating Rate Senior Loan	Q1 2022	None	Yes	Multifamily	Acquisition	Tempe, AZ	4
476-Unit Apartment Community	Floating Rate Senior Loan	Q1 2021	None	No	Multifamily	Acquisition	Austin, TX	4
324-Unit Apartment Community	Fixed Rate Senior Loan	Q2 2025	Q2 2026	Yes	Multifamily	Other	Houston, TX	4
176-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	Q2 2026	No	Multifamily	Acquisition	Fort Worth, TX	4
197-Unit Multifamily Portfolio	Floating Rate Senior Loan	Q3 2021	None	Yes	Multifamily	Acquisition	Warner Robins, GA	4

Note: Watch list loans are loans with a risk rating of 4 or 5.

BENEFIT STREET PARTNERS 16

Portfolio

Foreclosure Real Estate Owned ("REO")

- During the quarter, we **sold the largest REO asset** in the portfolio and completed the foreclosure of a Huntersville, North Carolina asset, where favorable underlying economics supported an **increase in carrying value**.

Investment	Loan Investment Date	Foreclosure / Deed-In-Lieu Date	Collateral Type	Collateral Detail	Location
CBD Office Complex	Q1 2020	Q3 2023	Office	124k Square Foot Office Complex	Portland, OR
297-Unit Apartment Community	Q3 2022	Q2 2026	Multifamily	297-Unit, Garden Style Apartment Community	Huntersville, NC
426-Unit Apartment Community	Q2 2018	Q2 2024	Multifamily	426-Unit, High Rise Apartment Community	Cleveland, OH
CBD Office Complex	Q1 2021	Q1 2025	Office	301k Square Foot Office Complex	Denver, CO
249-Unit Apartment Community	Q1 2021	Q2 2025	Multifamily	249-Unit, Garden Style Apartment Community	Austin, TX
272-Unit Apartment Community	Q2 2022	Q4 2025	Multifamily	272-Unit, Garden Style Apartment Community	Fort Worth, TX

BENEFIT STREET PARTNERS | 17

Appendix

Appendix

Core Portfolio – FBRT Portfolio Details – Top 15 Loans

Loan	Loan Type	Origination Date	Par Value	Amortized Cost	Spread	Effective Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	5/10/24	117	116	+ 2.50%	6.15%	5/9/29	Connecticut	Multifamily	50.7%
Loan 2	Senior Loan	2/9/23	94	94	+ 4.00%	8.00%	5/9/28	Various	Hospitality	53.6%
Loan 3	Senior Loan	10/28/25	93	92	+ 2.30%	5.95%	11/9/30	Various	Multifamily	72.1%
Loan 4	Senior Loan	12/15/21	80	80	4.25%	4.25%	3/9/27	North Carolina	Multifamily	76.1%
Loan 5	Senior Loan	2/16/24	79	79	+ 3.65%	7.30%	3/9/29	Texas	Multifamily	53.3%
Loan 6	Senior Loan	2/10/22	77	77	+ 3.20%	6.85%	2/9/27	Florida	Multifamily	74.5%
Loan 7	Senior Loan	3/7/24	75	75	+ 2.70%	6.35%	3/9/29	North Carolina	Industrial	58.6%
Loan 8	Senior Loan	2/9/26	73	73	+ 3.50%	7.15%	2/9/31	Florida	Multifamily	62.9%
Loan 9	Senior Loan	9/6/24	73	73	+ 2.75%	6.40%	9/9/28	Florida	Multifamily	72.7%
Loan 10	Senior Loan	3/31/21	72	72	+ 2.20%	5.85%	7/9/26	Texas	Multifamily	72.6%
Loan 11	Senior Loan	4/1/26	71	70	+ 2.00%	5.66%	4/9/31	North Carolina	Multifamily	93.9%
Loan 12	Senior Loan	2/29/24	67	67	+ 3.25%	7.25%	3/9/29	Florida	Multifamily	58.7%
Loan 13	Senior Loan	6/14/22	64	64	+ 3.45%	7.10%	6/9/27	Georgia	Multifamily	71.6%
Loan 14	Senior Loan	1/24/25	60	60	+ 2.50%	6.15%	2/9/29	Texas	Multifamily	86.7%
Loan 15	Senior Loan	2/12/25	57	56	4.75%	4.75%	2/9/29	Texas	Multifamily	88.6%
Loans 16 - 172	Senior & Mezz Loans	Various	3,191	3,182	+ 3.42%	7.18%	Various	Various	Various	62.7%
Total/Wtd. avg.			**$4,343**	**$4,330**	**+ 3.22%**	**6.97%**	**2.5 years**			**64.2%**
Average Loan Size			**$25**	**$25**						

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil

BENEFIT STREET PARTNERS 19

B E N E F I T S T R E E T P A R T N E R S 20 Risk Rating Risk Rating Principal Balance Loan Count, 1Q26 (+) Addition (-) Reduction Loan Count, 2Q26 Change QoQ Non-Performing Watch List 1 - - - - - - - - 2 3,052 140 9 (13) 136 (4) - - 3 858 26 3 (5) 24 (2) - - 4 220 7 2 (2) 7 - 4 7 5 213 4 1 - 5 1 5 5 Total 4,343 177 15 (20) 172 (5) 9 12 0.0% 70.3% 19.7% 5.1% 4.9% 1 2 3 4 5 Average risk rating was 2.4 for the quarter vs. 2.5 from 1Q26 Core Portfolio – Risk Ratings Note: Principal balance in millions. Watch list loans are loans with a risk rating of 4 or 5. Appendix Risk Ratings

B E N E F I T S T R E E T P A R T N E R S 21 $0.11 $0.06 $0.00 ($0.02) ($0.03) -0.75% -0.50% 6/30/2026 +0.25% +0.50% Change in Floating Base Rate Indices Core Portfolio – Earnings Sensitivity Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance. Appendix Annual EPS Sensitivity on Index Rates As of 6/30/26 1M SOFR: 3.66% As of 7/15/26 1M SOFR: 3.68%

B E N E F I T S T R E E T P A R T N E R S 22 $365 $795 $892 $1,281 $593 $417 2026 ROY 2027 2028 2029 2030 2031 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S 23 Multifamily 93% Hospitality 4% All Other 3% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type 1Q26 Provision/ (Benefit) 2Q26 UPB As % of Total UPB General CECL Allowance $33.2 $3.7 $36.9 $4,152 0.9% Specific CECL Allowance 16.3 1.5 17.8 $191 0.4% Total Allowance for Credit Losses $49.5 $5.2 $54.7 $4,343 1.3% As % of Total UPB 1.1% 0.1% 1.3%

Appendix

GAAP Net Income to Distributable Earnings Reconciliation

	2Q'26	1Q'26	4Q'25	3Q'25
GAAP Net Income (Loss)	**16.3**	**12.3**	**18.4**	**17.6**
Adjustments:				
Unrealized (Gain) / Loss [1]	(6.5)	3.2	1.8	1.9
Subordinated Performance Fee [2]	-	-	(0.3)	(0.3)
Non-Cash Compensation Expense	3.4	3.1	3.3	5.2
Depreciation & Amortization, net	1.9	3.4	3.4	3.4
Transaction-Related and Non-Recurring Items [3]	-	-	-	4.0
(Reversal of) / Provision for Credit Loss	7.2	11.4	(7.9)	(0.6)
(Gain) / Loss on Debt Extinguishment Reversal	0.9	-	7.7	-
Income from mortgage servicing rights	(3.9)	(6.7)	(8.8)	(19.7)
Amortization and write-offs of MSRs	11.3	9.0	9.7	15.9
Deferred tax adjustment	(0.3)	0.7	3.0	-
Fair value adjustments on equity investments [4]	(0.2)	(10.4)	(2.6)	0.9
Distributable Earnings before realized gain/(loss)	**30.2**	**25.9**	**27.7**	**28.4**
Realized Gain / (Loss) on Debt Extinguishment	(0.9)	-	(7.7)	-
Realized Gain / (Loss) Adjustment on Loans and REO [5]	(1.0)	(12.3)	(2.2)	(1.7)
Distributable Earnings	**28.3**	**13.5**	**17.9**	**26.7**
7.5% Series E Cumulative Redeemable Preferred Stock Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Noncontrolling Interests Net (Income) / Loss	(0.7)	(0.3)	(0.7)	(0.3)
Noncontrolling Interests Net (Income) / Loss DE Adjustments	0.6	0.2	(0.5)	(0.5)
Distributable Earnings to Common	**23.4**	**8.6**	**11.8**	**21.0**
Average Common Stock & Common Stock Equivalents [6]	$1,297.7	$1,340.9	$1,370.0	$1,385.4
GAAP Net Income / (Loss) ROE	3.3%	2.1%	3.8%	3.6%
Distributable Earnings ROE	7.2%	2.6%	3.5%	6.1%
GAAP Net Income / (Loss) Earnings Per Share, Diluted	$0.12	$0.07	$0.13	$0.12
Fully Converted Weighted Average Shares Outstanding [7]	91,748,980	95,257,000	96,607,015	97,406,462
GAAP Net Income / (Loss) Earnings Per Share, Fully Converted [7]	$0.13	$0.08	$0.13	$0.13
Distributable Earnings Per Share, Fully Converted [7]	$0.25	$0.09	$0.12	$0.22
Distributable Earnings Per Share before realized gain/(loss), Fully Converted [7]	$0.28	$0.22	$0.22	$0.23

Note: All numbers in millions except share and per share data.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents transaction-related and non-recurring costs associated with the acquisition of NewPoint.
4. Represents non-cash (income) loss from equity method investments, net of cash received as return on capital for the quarter.
5. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of June 30, 2026, the Company has $10.0 million of GAAP gain adjustments and $4.6 million of GAAP loss adjustments that would run through distributable earnings if and when cash gains or losses are realized.
6. Represents the average of all classes of equity except the Series E Preferred Stock.
7. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | 24

Appendix

Book Value Per Share & Shares Outstanding

Book Value Per Share

		June 30, 2026
Stockholders' equity applicable to convertible common stock	$	1,288,620
Shares:		
Common stock		75,124,154
Restricted stock and restricted stock units		1,634,880
Series H convertible preferred stock		5,370,498
Class A OP Units		8,385,951
Total outstanding shares		**90,515,483**
Fully converted book value per share [(1)]	**$**	**14.24**

Adjusted Book Value Per Share

		June 30, 2026
Stockholders' equity applicable to convertible common stock	$	1,288,620
Accumulated depreciation and amortization adjustment		19,518
MSR Fair Value adjustment		26,158
Adjusted Stockholders' equity applicable to convertible common stock		1,334,296
Shares:		
Common stock		75,124,154
Restricted stock and restricted stock units		1,634,880
Series H convertible preferred stock		5,370,498
Class A OP Units		8,385,951
Total outstanding shares		**90,515,483**
Adjusted fully converted book value per share [(1)]	**$**	**14.74**

Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents.

1. Fully Converted book value per share assumed conversion of the Company's Series H preferred stock, OP Units and the vesting of the Company's unvested RSUs.

BENEFIT STREET PARTNERS | 25

Appendix

FBRT Income Statement

	Three Months Ended June 30, 2026	2025
Income		
Interest income	$ 97,187	$ 111,171
Less: Interest expense	67,261	70,213
Net interest income	29,926	40,958
Gain/(loss) on sales, including fee-based services, net	15,775	264
Mortgage servicing rights	3,917	–
Servicing revenue, net	9,658	–
Gain/(loss) on derivatives	480	(217)
Revenue from real estate owned	5,538	8,336
Total income	**$ 65,294**	**$ 49,341**
Expenses		
Compensation and benefits	$ 20,969	$ –
Asset management and subordinated performance fee	5,969	5,537
Acquisition expenses	415	175
Administrative services expenses	2,028	3,884
Professional fees	7,241	4,698
Other expenses	12,030	11,569
Depreciation and amortization	1,983	1,381
Share-based compensation	2,457	2,316
Total expenses	**$ 53,092**	**$ 29,560**
Other income/(loss)		
(Provision)/benefit for credit losses	$ (7,235)	$ 1,487
Realized gain/(loss) on real estate securities, available for sale	–	113
Realized gain/(loss) on extinguishment of debt	(933)	–
Gain/(loss) on other real estate investments	7,705	2,684
Income/(loss) from equity method investments	1,345	181
Income/(loss) from VIE's	296	–
Total other income/(loss)	**$ 1,178**	**$ 4,465**
Income/(loss) before taxes	13,380	24,246
(Provision)/benefit for income tax	2,895	138
Net income/(loss)	**$ 16,275**	**$ 24,384**
Net (income)/loss attributable to non-controlling interest	(706)	(1,183)
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	**$ 15,569**	**$ 23,201**
Less: Preferred stock dividends	5,916	6,748
Net income/(loss) applicable to common stock	**$ 9,653**	**$ 16,453**
Basic earnings per share	$ 0.12	$ 0.19
Diluted earnings per share	$ 0.12	$ 0.19
Basic weighted average shares outstanding	76,367,888	82,181,403
Diluted weighted average shares outstanding	84,753,839	82,181,403

BENEFIT STREET PARTNERS 26

Appendix

FBRT Balance Sheet

		June 30, 2026
ASSETS		
Cash and cash equivalents	$	136,347
Restricted cash		18,664
Investment securities, held to maturity		23,356
Commercial mortgage loans, held for investment, net of allowance for credit losses of $54,457 as of June 30, 2026		4,275,122
Commercial mortgage loans, held for sale, measured at fair value		251,842
Real estate securities, available for sale, measured at fair value, amortized cost of $187,905 as of June 30, 2026		187,247
Mortgage servicing rights, net		205,549
Accrued interest receivable		33,665
Receivable for loan repayment		80,337
Prepaid expenses and other assets		37,233
Real estate owned, net of depreciation		164,593
Real estate owned, held for sale		115,738
Equity method investments		89,186
Intangible assets, net of amortization		111,866
Goodwill		92,048
Derivative instruments, measured at fair value		12,155
Loans eligible for repurchase		4,881
Variable interest entity ("VIE") assets, measured at fair value		544,017
Total assets	**$**	**6,383,846**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Collateralized loan obligations	$	2,943,642
Repurchase agreements and revolving credit facilities - commercial mortgage loans		802,380
Repurchase agreements - real estate securities		196,538
Other financings		12,865
Unsecured debt		185,923
Mortgage note payable		24,186
Allowance for loss sharing		19,409
Accrued compensation		32,878
Liability for loans eligible for repurchase		4,881
Interest payable		13,460
Distributions payable		22,945
Accounts payable and accrued expenses		15,266
Due to affiliates		11,322
Derivative instruments, measured at fair value		7,477
Other liabilities		25,022
VIE liabilities, measured at fair value		516,419
Total liabilities	**$**	**4,834,613**
Commitments and Contingencies		
Redeemable convertible preferred stock:		
Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of June 30, 2026	$	89,748
Total redeemable convertible preferred stock	**$**	**89,748**
Equity:		
Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of June 30, 2026	$	258,742
Common stock, $0.01 par value, 900,000,000 shares authorized, 75,436,265 shares issued and outstanding as of June 30, 2026		750
Additional paid-in capital		1,540,232
Accumulated other comprehensive income/(loss)		(658)
Accumulated deficit		(426,442)
Total stockholders' equity	**$**	**1,372,624**
Non-controlling interest		86,861
Total equity	**$**	**1,459,485**
Total liabilities, redeemable convertible preferred stock and equity	**$**	**6,383,846**

BENEFIT STREET PARTNERS 27

B E N E F I T S T R E E T P A R T N E R S 28 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, (vii) non-cash income from mortgage servicing rights, and (viii) certain other non-cash items. Distributable Earnings before realized losses, a non-GAAP measure, presents Distributable Earnings gross of realized gain (loss) on debt extinguishment and realized gain (loss) on loans and real estate owned. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (x) perpetual preferred stock dividend payments and (y) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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